BBH TRUST

BBH SELECT LARGE CAP ETF

(Ticker BBHL)

SUPPLEMENT DATED DECEMBER 31, 2025

TO THE PROSPECTUS

DATED OCTOBER 1, 2025

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Fees and Expenses

Effective January 1, 2026, the fee table in the section captioned “Fees and Expenses” on page 1 of the prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.62%
Distribution (12b-1) Fees	None
Other Expenses**	0.09%
Total Annual Fund Operating Expenses	0.71%

*	Fees reflected in the table as of January 1, 2026.
**	Based on estimated expenses for the current fiscal year.

II.	Investment Advisory and Administrative Fee

Effective January 1, 2026, the section captioned “Investment Advisory and Administration Fee” on page 9 of the prospectus is revised by replacing the last sentence of that section with the following:

Investment Advisory Fee

For investment advisory services, the Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.62% of the average daily net assets of the Fund. Prior to January 1, 2026, the Fund paid a combined investment advisory and administration fee to BBH&Co., through a separately identifiable department, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. A discussion of the Board’s most recent approval of the Fund’s investment advisory agreement will be available in the Fund’s semi-annual report on Form N-CSR for the period ending April 30, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.